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                                                                    Exhibit 10.2

                                 AMENDMENT NO. 4
                                       TO
                          WERNER HOLDING CO. (PA), INC.
                              STOCK INCENTIVE PLAN


The Werner Holding Co. (PA), Inc. Stock Incentive Plan (the "Plan") is hereby amended as follows:

1. New, revised EBITDA targets as set forth below may be adopted for certain Participants in the Plan as designated by the Committee. Those Participants entitled to receive the revised EBITDA targets shall either enter into an amendment to the Participant's existing Agreement or a new Agreement reflecting such change.

                        EARNINGS BEFORE INTEREST, TAXES,
                          DEPRECIATION AND AMORTIZATION
                            (IN THOUSANDS OF DOLLARS)

                                    (A)             (B)               (C)
                                                                   Cumulative
              Fiscal Year         Minimum         Target             Target
              -----------         -------         ------           ----------
                 2000              60,000          75,000            141,000
                 2001              73,600          92,000            233,000
                 2002              88,000         110,000            343,000
                 2003              96,000         120,000            463,000
                 2004             104,800         131,000            594,000


2. All other provision of the Plan unchanged hereby shall continue in full force and effect.

Pursuant to Werner Holding Co. (PA), Inc. Board of Directors action dated May 10, 2000.